UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 15, 2011 (July 13, 2011)
KEY ENERGY SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 McKinney Street, Suite 1800
Houston, Texas 77010
(Address of Principal Executive Offices and Zip Code)
713/651-4300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1
EX-3.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On July 13, 2011, Key Energy Services, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Agreement”) by and among the Company, Key Merger Sub I LLC, a Louisiana limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub I”), Key Merger Sub II LLC, a Louisiana limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub II”), Edge Oilfield Services, L.L.C., a Louisiana limited liability company (“Edge”), Summit Oilfield Services, L.L.C., a Louisiana limited liability company (“Summit” and, together with Edge, the “Acquired Companies”), and the equity owners of the Acquired Companies (the “Holders”).
     Pursuant to the Agreement, at the effective time of the merger, Merger Sub I will merge with and into Edge and Merger Sub II will merge with and into Summit, with Edge and Summit surviving as subsidiaries of the Company.
     The total consideration for the Acquired Companies in the mergers is $300,000,000, consisting of 7,549,223 shares of the Company’s common stock (the “Key Shares”) and approximately $164,000,000 in cash, which is subject to working capital and other adjustments at closing. Additionally, the Company has agreed to reimburse the Holders for up to $40,000,000 for growth capital expenditures incurred in the Eagle Ford shale play between March 1, 2011 and the date of closing.
     The Agreement contains customary representations, warranties, covenants and indemnification obligations of the parties. Closing is subject to the satisfaction of certain regulatory approvals and other customary closing conditions. If closing has not occurred by October 31, 2011, the Agreement may be terminated by either the Company or the agent for the Holders.
     Under the Agreement, the Holders receiving Key Shares in the transaction and their permitted transferees have agreed to a 180 day lock-up period with respect to all of the Key Shares received and a one year lock-up period with respect to 60% of the Key Shares received.
     Under the Agreement, certain Holders have agreed, until the earlier of five years after the date of closing or three years after the date of the termination of such Holder’s employment with the Company, not to engage in a competing business or solicit employees or customers of the Acquired Companies that were employees or customers of the Acquired Companies during the 12-month period prior to the date of closing.
     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement has been included to provide investors with information regarding its terms and is not intended to provide other factual information about the parties thereto. The representations, warranties and covenants contained in the Agreement were made only for the purpose of such Agreement, were made as of specific dates and were solely for the benefit of the parties thereto. The assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that were exchanged in connection with signing the Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Agreement. Accordingly, investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts at the time they were made or otherwise.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Company restated its bylaws (as restated, the “Third Restated By-laws”) to consolidate previous amendments to the Second Amended and Restated By-laws of the Company adopted on September 21, 2006, which amendments were adopted on November 2, 2007, April 4, 2008 and June 4, 2009 and previously reported under Item 5.03 on the Current Reports on Form 8-K dated, respectively, November 2, 2007, April 9, 2008 and June 10, 2009. Other than the consolidation of the previous amendments in the Third Restated By-laws described above, there have been no amendments to the Company’s bylaws.
     A copy of the Third Restated By-laws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference.
Item 7.01 Regulation FD Disclosure.
     On July 14, 2011, the Company issued a press release announcing its agreement to purchase the Acquired Companies, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01 (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
2.1	Agreement and Plan of Merger, dated as of July 13, 2011, by and among Key Energy Services, Inc., Key Merger Sub I, Key Merger Sub II, Edge Oilfield Services, L.L.C., Summit Oilfield Services, L.L.C., the Edge Holders and the Summit Holders.

3.1	Third Restated By-laws of Key Energy Services, Inc. (reflecting the Second Amended and Restated By-laws of Key Energy Services, Inc. adopted on September 21, 2006, as amended on November 2, 2007, April 4, 2008 and June 4, 2009).

99.1	Press Release of Key Energy Services, Inc. issued July 14, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
Date: July 15, 2011	By:	/s/ KIMBERLY R. FRYE
Kimberly R. Frye,
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 13, 2011, by and among Key Energy Services, Inc., Key Merger Sub I, Key Merger Sub II, Edge Oilfield Services, L.L.C., Summit Oilfield Services, L.L.C., the Edge Holders and the Summit Holders.

3.1	Third Restated By-laws of Key Energy Services, Inc. (reflecting the Second Amended and Restated By-laws of Key Energy Services, Inc. adopted on September 21, 2006, as amended on November 2, 2007, April 4, 2008 and June 4, 2009).

99.1	Press Release of Key Energy Services, Inc. issued July 14, 2011.